LOCK-UP AGREEMENT FOR COMPANY SHAREHOLDER(S) AND DESIGNEES

December 29, 2010

WESTPARK CAPITAL, INC.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067

Dear Ladies and Gentlemen:

The undersigned is a security holder of Feigeda Electronic Technology, Inc. (formerly known as SRKP 20, Inc. and referred to herein as the “Company”) and hereby delivers this Lock-Up Agreement to the Company.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in that certain Share Exchange Agreement dated December 6, 2010 (the “Share Exchange Agreement”) by and among the Company; Immense Fortune Holdings Limited, a British Virgin Islands corporation (“Immense Fortune”), Legend Media Holdings HK Limited, a Hong Kong corporation and a wholly-owned subsidiary of Immense Fortune (“Legend”), and Feigeda Electronic (SZ) Co., Ltd., a company organized under the laws of the People’s Republic of China and a wholly-owned subsidiary of Legend, and Finest Day Limited, a British Virgin Islands corporation and sole shareholder of Immense Fortune.

The undersigned recognizes that following the closing of the transactions contemplated by the Share Exchange Agreement and as a condition to the Placement Agency Agreement dated December 23, 2010 by and among the Company, Immense Fortune and WestPark (“Placement Agency Agreement”) and the transactions contemplated therein, it is in the best financial interests of the Company and of the undersigned, as a stockholder of the Company that the securities of the Company held by the undersigned be subject to certain restrictions and hereby agrees as follows:

As a condition to the Placement Agency Agreement, and in recognition of the benefit that the Placement Agency Agreement and the offering to be conducted thereunder will confer upon the Company and the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned irrevocably agrees, with each of the recipients identified above, joint and severally, for the benefit of the Company and you, that the undersigned will not publicly announce any intention to, will not allow any affiliate or subsidiary, if applicable, to, and will not itself, without the prior written consent of WestPark Capital, Inc., directly or indirectly, (i) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock or such other securities convertible into, or exercisable or exchangeable for, shares of Common Stock (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the shares of Common Stock or such other securities, in cash or otherwise), in each case, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or otherwise controlled by the undersigned on the date hereof or hereafter acquired or otherwise controlled, for a period beginning from the date of listing or quotation of the Company's Common Stock on either the New York Stock Exchange, NYSE Amex, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board (the “Listing Date”) and continuing to and including the date twenty-four (24) months after the Listing Date; provided, however, that, if the undersigned is an individual, the undersigned may, without the prior written consent of WestPark Capital, Inc., (i) transfer shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock either during his or her lifetime or, on death, by bona fide gifts, will or intestacy to members of the undersigned’s immediate family or to trusts exclusively for the benefit of members of the undersigned’s immediate family, provided that, prior to any such transfer, such transferee executes an agreement, satisfactory to WestPark Capital, Inc., pursuant to which such transferee agrees to receive and hold such shares subject to the provisions hereof and that there shall be no further transfer except in accordance with the provisions hereof, and (ii) exercise options held in the undersigned's name to purchase shares of Common Stock provided that, any securities obtained upon the exercise of such option will be held subject to the provisions hereof and that there shall be no further transfer of any such securities except in accordance with the provisions hereof.  For purposes of this paragraph, “immediate family” shall mean the undersigned’s spouse, lineal descendents, father, mother, brothers or sisters (including any such relatives by adoption).

The undersigned confirms that he, she or it understands that WestPark Capital, Inc. and the Company will rely upon the representations set forth in this agreement as a condition to the Placement Agency Agreement.  The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Common Stock except in compliance with this agreement.  This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.

Sincerely,

Signature

Name

Title

[INFORMATION FOR PURPOSES OF FILING WITH THE SECURITIES AND
EXCHANGE COMMISSION]

SCHEDULE A

STOCKHOLDERS WHO ENTERED INTO THE LOCK-UP AGREEMENT

Wu Zuxi
Bu Falin
Joyrise Holdings Limited
Goldwide Holdings Limited
Zhang Hailan
Chen Zhuo
Wu Qiuhe
Ding Shaohua
Wang Shouhua
Xiao Yulian
Liao Yulan
Tian Keqian
Xiao Xueping
Zhang Rongzhong
Wang Ping
Chen Jinlan
Zhang Ziming
Richever Limited